UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2017

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

7315 Wisconsin Avenue, Suite 250-W

Bethesda, MD  20814

(Address of principal executive offices) (Zip Code)

(240)  223-4680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.  Regulation FD Disclosure.

As previously reported by Quality Care Properties, Inc. (“QCP” or the “Company”) on June 5, 2017, QCP continues to be in discussions with HCR III Healthcare, LLC and its parent HCR ManorCare, Inc. (together, “HCR ManorCare”) about its lease default and a potential out-of-court restructuring. QCP also reported that these discussions involve numerous HCR ManorCare stakeholders, including QCP, HCR ManorCare’s controlling shareholders, certain of its lenders and its management.

On June 8, 2017, QCP will provide supplemental information to certain lenders of HCR ManorCare. A copy of the slides containing such information is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed by QCP for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of QCP’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

For additional information regarding the risks to QCP associated with HCR ManorCare, see “Risk Factors” included in QCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, which is available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Safe Harbor Statement

Certain statements in this document and the attached slides that are not historical statements of fact may be deemed “forward-looking statements.” QCP intends to have its forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with those provisions. Forward-looking statements include, among other things, statements regarding our intent, belief or expectations. In particular, we note as a forward-looking statement the outcome of our discussions with HCR ManorCare concerning various transaction alternatives.  No assurance can be given that we will reach agreement with respect to any of these matters, that any restructuring of HCR ManorCare will take place out-of-court, or that we will acquire full ownership of HCR ManorCare. Forward-looking statements speak only as of the date of this document. The discussions referenced above may be terminated at any time. Actual results may differ materially from those anticipated or implied in forward-looking statements as a result of numerous factors, including, but not limited to, the negotiation and execution, and the terms and conditions, of a definitive agreement between QCP and HCR ManorCare and the ability of QCP or HCR ManorCare to enter into or consummate such an agreement, the risk that the proposed transaction or restructuring does not occur, the timing required to consummate a proposed transaction or restructuring, and other risks to QCP associated with HCR ManorCare, including but not limited to those discussed under “Risk Factors” in QCP’s Annual Report on Form 10-K for the fiscal year ended

December 31, 2016, as amended, which is available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Except as may be required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, QCP expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements included in this document, including the discussions referenced above, to reflect any change in our expectations or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Supplemental Information from QCP for HCR ManorCare Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017

Quality Care Properties, Inc.

By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Supplemental Information from QCP for HCR ManorCare Lenders.